EXHIBIT 1.1(a)




                                  CWHEQ, INC.

         Revolving Home Equity Loan Asset Backed Notes, Series 200_-_

                            UNDERWRITING AGREEMENT


                                                  Dated the date specified on
                                                  the signature page hereof


The Firm or Firms
of Underwriters named
on the signature page hereof
and in any Terms Agreement hereto


Ladies and Gentlemen:

            CWHEQ, Inc., a Delaware corporation ("CWHEQ"), proposes to cause to be issued and to sell, severally and not jointly, to you, as underwriter, the principal amount of Asset Backed Notes of the series specified on the signature page hereof and described in Section 2 hereof (the "Notes") having the characteristics set forth in the Prospectus Supplement (as defined below). The Notes will be issued by CWHEQ Revolving Home Equity Loan Trust, Series 200_-_ (the "issuing entity"). The issuing entity is a Delaware statutory trust formed pursuant to the Trust Agreement, dated _______, 200_ (the "Trust Agreement") between CWHEQ and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). The Notes will be issued pursuant to an Indenture, dated as of _______, 200_ (the "Indenture"), between the issuing entity and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"), and will be secured by the pledge of a pool of mortgage loans secured by first or second liens on one- to four-family residential properties (the "Mortgage Loans"). The Mortgage Loans will be sold by Countrywide Home Loans, Inc. ("Countrywide"), as sponsor (in such capacity, the "Sponsor") to CWHEQ pursuant to a purchase agreement, dated as of _______, 200_ (the "MLPA"), and by CWHEQ to the issuing entity pursuant to the Sale and Servicing Agreement, dated as of

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_______, 200_ (the "SSA"), among CWHEQ, the issuing entity, Countrywide, as master servicer (in such capacity, the "Master Servicer"), and the Indenture Trustee. The Mortgage Loans will be of the type and will have the characteristics described in the Prospectus Supplement, subject to the variances, ranges, minimums and maximums set forth in the Prospectus Supplement, and will have the aggregate principal balance set forth in the Prospectus Supplement, subject to an upward or downward variance in principal balance, not to exceed the percentage set forth in the Prospectus Supplement, the precise aggregate principal balance within such range to be determined by CWHEQ in its sole discretion.

            This Agreement (as defined below), the Indemnification and Contribution Agreement, the Trust Agreement, the Custodial Agreement, the MLPA, the SSA, the Indenture and the Insurance Agreement are sometimes referred to herein collectively as the "Transaction Documents." The Notes will be issued in the minimum denominations and will have the terms set forth in the Prospectus Supplement. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture or the SSA.

            The Notes will have the benefit of a financial guaranty insurance policy (the "Policy") issued by [LOAN INSURER] (the "Loan Insurer") pursuant to the Insurance Agreement, dated as of _______, 200_ (the "Insurance Agreement"), among CWHEQ, the Sponsor, the Trust, the Indenture Trustee and the Loan Insurer.

            Whenever CWHEQ determines to make an offering of the Notes (each, an "Offering") pursuant to this Underwriting Agreement through you, it will enter into an agreement (the "Terms Agreement," and collectively with this Underwriting Agreement, this "Agreement") providing for the sale of a specified amount of Notes to, and the purchase and public offering thereof by, you and such other underwriters, if any, as have entered into such



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Terms Agreement (the underwriters designated in any such Terms Agreement referred to herein as "Underwriters," which term shall include you and each Underwriter specified in the related Terms Agreement whether acting alone in the sale of any Notes or as a member of an underwriting syndicate). Each such Offering which CWHEQ elects to make pursuant to this Agreement shall be governed by this Agreement, and this Agreement shall inure to the benefit of and be binding upon each Underwriter with respect to such Offering. Each Terms Agreement, which shall be substantially in the form of Exhibit A hereto, shall specify, among other things, the principal balance of the Notes to be purchased in the Offering (the "Offered Notes"), each subject to any stated variance, the names of the Underwriters participating in such Offering (subject to substitution as provided in Section 10 hereof) and the price or prices at which such Offered Notes are to be purchased by the Underwriters from CWHEQ.

            1. Representations and Warranties. CWHEQ represents and warrants to, and agrees with, each Underwriter that:

            (a) A registration statement on Form S-3 (File No. 333-[_______]), including a prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and, as amended, has become effective under the Securities Act of 1933, as amended (the "Act"). As of the date of each Contract of Sale (as defined in the indemnification agreement, dated the date hereof (the "Indemnification Agreement") among CWHEQ, CHL and the other parties named therein) and as of each Closing Date (as defined herein), no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been initiated or, to CWHEQ's knowledge, threatened by the Commission. The prospectus in the form in which it will be used in connection with the offering of the Notes (the "Base Prospectus")



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      is proposed to be supplemented by a prospectus supplement dated the date hereof relating to the Notes and, if so specified in the related Terms Agreement, as further supplemented by a supplement to the prospectus supplement and, as so supplemented, to be filed with the Commission pursuant to Rule 424 under the Act. (Such registration statement is hereinafter referred to as the "Registration Statement;" such prospectus supplement, together with any related supplements, if applicable, as filed with the Commission, is herein referred to as the "Prospectus Supplement;" and such prospectus, in the form in which it will first be filed with the Commission in connection with the offering of the Notes, including documents incorporated therein as of the time of such filing and as supplemented by the Prospectus Supplement, together with any related supplements, if applicable, is hereinafter referred to as the "Prospectus.") For purposes of this Agreement, the term "Base
      Prospectus" shall mean the Prospectus, in the form in which it was filed with the Commission and declared effective on [February ], 2006. Any reference herein to the Registration Statement, a preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the date on which the Registration Statement, as amended, became effective or the issue date of such preliminary prospectus or the date on which the Prospectus is filed pursuant to Rule 424(b) under the Act, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date on which the Registration Statement became effective or


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      the issue date of any preliminary prospectus or the date on which the
      Prospectus is filed pursuant to Rule 424(b) under the Act, as the case may be, deemed to be incorporated therein by reference.

            (b) The Registration Statement and the Base Prospectus, as of the time the Registration Statement became effective did, and the Registration Statement and the Prospectus, as of the date of the related Prospectus Supplement and the Registration Statement as of the date of each Contract of Sale will, conform, and the Registration Statement and the Prospectus as revised, amended or supplemented prior to the termination of the Offering of the related Offered Notes, as of their respective effective or issue dates and the Registration Statement as of the date of each Contract of Sale, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of such respective dates, and the Registration Statement and the related Prospectus as revised, amended or supplemented as of the applicable Closing Date will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of the applicable Closing Date. The Registration Statement, at the time it became effective and as of the date of each Contract of Sale, did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the related Prospectus as of the date of the applicable Prospectus Supplement, and the Prospectus as revised, amended or supplemented prior to the applicable Closing Date, as of such Closing Date, will not include any untrue statement of a material fact and will not omit to state a material fact necessary to make the


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      statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that CWHEQ makes no representations, warranties or agreements as to (i) the Underwriter Information contained in or omitted from the related Prospectus or any revision or amendment thereof or supplement thereto, such Underwriter Information being defined in the Indemnification Agreement, and (ii) the information contained in the Prospectus Supplement under the headings "The Loan Insurer" and "Description of the Notes--The Policy."

            (c) The issuing entity Free Writing Prospectus (as defined in the Indemnification Agreement) as of its date (the "Start Date") and as of each day through the Closing Date, constitutes and will constitute an "issuing entity free writing prospectus" as defined in Rule 433 of the Act and does not and will not as of any such time conflict with the information in the Registration Statement or the Prospectus. The issuing entity Free Writing Prospectus has been filed with the Commission as required by Rule 433. The issuing entity Free Writing Prospectus and the Base Prospectus (collectively, the "Disclosure Package") as of the Start Date and as of each day through the Closing Date does not and will not include an untrue statement of a material fact and does not and will not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Seller Mortgage Loan Information (as defined in the Indemnification Agreement) as of the date it is forwarded to an Underwriter, is accurate in all material respects.

            (e) The Notes will conform in all material respects to the description thereof contained in the Disclosure Package and the Prospectus, and each of the Notes, when



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      validly authenticated, issued and delivered in accordance with the
      Indenture, will be duly and validly issued and outstanding, will constitute the legal, valid and binding obligations of the issuing entity, enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency and similar laws affecting the rights of creditors generally and to general principles of equity, and will be entitled to the benefits and security afforded by the Indenture.

            (f) Each of this Agreement and the Indemnification Agreement has been duly authorized, executed and delivered by CWHEQ. As of the Closing Date, the Indenture and each Transaction Document to which CWHEQ is a party will have been duly authorized, executed and delivered by CWHEQ and will conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Prospectus and, assuming the valid execution and delivery thereof by the other parties thereto, this Agreement, the Indemnification Agreement and each such Transaction Document will constitute a legal, valid and binding agreement of CWHEQ enforceable in accordance with its terms, except as the same may be limited (a) by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally, (b) by general principles of equity and (c) by public policy limitations under applicable securities laws as to rights of indemnification and contribution thereunder. On the Closing Date, the Trust Agreement will be effective to establish the issuing entity as a valid statutory trust under the laws of the State of Delaware.

            (g) CWHEQ has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the


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      Disclosure Package and the Prospectus and to enter into and perform its obligations under the Indemnification Agreement and the applicable Transaction Documents.

            (h) Neither the issuance or delivery of the Notes, nor the consummation of any other of the transactions contemplated herein, nor compliance with the provisions of the Indemnification Agreement or the applicable Transaction Documents, will conflict with or result in the breach of any material term or provision of the certificate of incorporation or bylaws of CWHEQ, and CWHEQ is not in breach or violation of or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of
      (i) any indenture, contract, lease, mortgage, deed of trust, note, agreement or other evidence of indebtedness or other agreement, obligation or instrument to which CWHEQ is a party or by which it or its properties are bound, or (ii) any law, decree, order, rule or regulation applicable to CWHEQ of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over CWHEQ, or its properties, the default in or the breach or violation of which would have a material adverse effect on CWHEQ or the Notes or the ability of CWHEQ to perform its obligations under the Indemnification Agreement or the applicable Transaction Documents; and neither the delivery of the Notes, nor the consummation of any other of the transactions contemplated herein, nor the compliance with the provisions of the Indemnification Agreement or the applicable Transaction Documents will result in such a breach, violation or default which would have such a material adverse effect.

            (i) No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for


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      the consummation by CWHEQ of the transactions contemplated by the
      Indemnification Agreement or the applicable Transaction Documents (other than as required under "blue sky" or state securities laws, as to which no representations and warranties are made by CWHEQ), except such as have been, or will have been prior to the Closing Date or Subsequent Transfer Date, as applicable, obtained under the Act, and such recordations of the assignment of the Mortgage Loans to the Indenture Trustee (to the extent such recordations are required pursuant to the Indenture) that have not yet been completed.

            (j) There is no action, suit or proceeding before or by any court, administrative or governmental agency now pending to which CWHEQ or any of its affiliates is a party, or to the best of CWHEQ's knowledge threatened against CWHEQ or any of its affiliates, which could reasonably result individually or in the aggregate in any material adverse change in the condition (financial or otherwise), earnings, affairs, regulatory situation or business prospects of CWHEQ or could reasonably interfere with or materially and adversely affect the consummation of the transactions contemplated in the Indemnification Agreement or the Transaction Documents.

            (k) At the time of execution and delivery of the SSA, (1) CWHEQ will own the Mortgage Loans being transferred to the issuing entity pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"), except to the extent permitted in the Indenture, and will not have assigned to any person other than the issuing entity any of its right, title or interest in the Mortgage Loans, (2) CWHEQ will have the power and authority to transfer the Mortgage Loans to the issuing entity and to transfer the Notes to the Underwriter, (3) upon execution and delivery to the Owner Trustee of the Trust Agreement, and delivery


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      of the Transferor Certificates and the Notes to CWHEQ, the issuing entity will own the Mortgage Loans free of Liens, other than Liens permitted by the Indenture or granted by the Underwriter, and (4) upon payment and delivery of the Notes to the Underwriter, the Underwriter will acquire ownership of the Notes, free of Liens, other than Liens permitted by the Indenture.

            (l) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Indemnification Agreement, the Transaction Documents and the Notes have been or will be paid by CWHEQ at or prior to the Closing Date, except for fees for recording assignments of the Mortgage Loans to the Indenture Trustee pursuant to the Indenture that have not yet been completed, which fees will be paid by or on behalf of CWHEQ in accordance with the Indenture.

            (m) The Master Servicer is qualified to do business in all jurisdictions in which its activities as servicer of the Mortgage Loans require such qualification except where failure to be so qualified will not have a material adverse effect on such servicing activities.

            (n) CWHEQ is not doing business with Cuba.

            (o) CWHEQ is not in violation of its certificate of incorporation or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of CWHEQ or which might materially and adversely affect the properties or assets thereof.



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            (p) Neither CWHEQ nor the issuing entity will be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

            (q) CWHEQ possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it and as described in the Prospectus and CWHEQ has received no notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the business, operations, financial condition or earnings of CWHEQ.

            (r) As of the earliest time after filing of the Registration Statement that CWHEQ or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Notes, CWHEQ was not and will not be an "ineligible issuing entity" as defined in Rule 405 under the Act.

            (s) CWHEQ represents and agrees that, other than the Disclosure Package and the Final Free Writing Prospectus, it has not made and will not make any offer relating to the Notes that would constitute a "free writing prospectus" as defined in Rule 405 under the Act;

            (t) CWHEQ has complied and will comply with the requirements of Rule 433 under the Act applicable to the issuing entity Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

            (u) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.



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            2. Purchase and Sale. Subject to the execution of the Terms
Agreement for a particular Offering and subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement and such Terms Agreement, CWHEQ agrees to sell, and each Underwriter agrees, severally and not jointly, to purchase from CWHEQ, the respective initial balance of the Offered Notes to be purchased by such Underwriter as specified in the related Terms Agreement. The purchase price at which each Underwriter will purchase the Offered Notes shall be the price shown in the applicable Terms Agreement.

            The parties hereto agree that settlement for all securities sold pursuant to this Agreement shall take place on the terms set forth herein and not as set forth in Rule 15c6-1(a) under the Exchange Act.

            3. Delivery and Payment. The Offered Notes shall be delivered at the offices of Sidley Austin LLP, New York, New York, at 10:00 a.m. New York City time, on the date specified in the applicable Prospectus Supplement, which place, date and time may be changed by agreement between the Underwriters and CWHEQ (such date and time of delivery of and payment for such Offered Notes being referred to herein as the applicable "Closing Date"). Delivery of the Offered Notes shall be made to each of the related Underwriters as against their respective payment of the purchase price therefor to or upon the order of CWHEQ in immediately available federal funds. The Offered Notes shall be registered in such names and in such denominations as the respective Underwriters may have requested or as required by book-entry registration not less than two full business days prior to the Closing Date.

            4. Offering by Underwriters. (a) It is understood that the Underwriters propose to offer the Offered Notes for sale as set forth in the related Prospectus and that the Underwriters will not offer, sell or otherwise distribute the Offered Notes (except for the sale thereof in


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exempt transactions) in any state in which the Offered Notes are not exempt from registration under "blue sky" or state securities laws (except where the Offered Notes will have been qualified for offering and sale at the Underwriters' direction under such "blue sky" or state securities laws).

            (b) Each Underwriter agrees that it shall not enter into any Contract of Sale with any investor with respect to any class of Notes with a minimum denomination of $1,000 until the Base Prospectus and Prospectus Supplement have been delivered to such investor.

            (c) In the event that an Underwriter used a "road show" (as defined in Rule 433(h)(4) under the Act) in connection with the offering of the Notes, the Underwriter agrees that all information in such road show shall be provided orally only and not as a "written communication" (as defined in Rule 405 under the Act). Each Underwriter agrees that any slideshow used in connection with a road show (i) shall only be provided as part of the road show and not separately, (ii) if handed out at any meeting as a hard copy, shall be retrieved prior to the end of the meeting and (iii) will otherwise be used only in a manner that does not cause the slideshow to be treated as a "free writing prospectus" (as defined in Rule 405 under the Act).

            (d) If any "written communication" (as defined in Rule 405 under the Act) in connection with the offering of the Notes contains an untrue statement of material fact or omits to state a material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading at the time that a Contract of Sale was entered into, when taken together with all information that was conveyed to any


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      person with whom a Contract of Sale was entered into, then the applicable Underwriter shall provide any such person with the following:

            (i) Adequate disclosure of the contractual arrangement;

            (ii) Adequate disclosure of the person's rights under the existing Contract of Sale at the time termination is sought;

            (iii) Adequate disclosure of the new information that is necessary to correct the misstatements or omissions in the information given at the time of the original Contract; and

            (iv) A meaningful ability to elect to terminate or not terminate the prior Contract of Sale and to elect to enter into or not enter into a new Contract of Sale.

            5. Agreements. CWHEQ agrees with each Underwriter that:

            (a) CWHEQ will cause each Prospectus to be filed with the Commission pursuant to Rule 424 under the Act and, if necessary, within 15 days of _______, 200_, will file a report on Form 8-K setting forth specific information concerning the Mortgage Loans, and will promptly advise each Underwriter when the applicable Prospectus has been so filed, and, prior to the termination of the related Offering, will also promptly advise each Underwriter (i) when any amendment to the Registration Statement has become effective or any revision of or supplement to the Prospectus has been so filed (unless such amendment, revision or supplement does not relate to the Notes), (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information (unless such request for additional information does not relate to the Notes),
      (iii) of any written notification received by CWHEQ of the suspension of qualification of the Notes for sale in any jurisdiction or the


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      initiation or threatening of any proceeding for such purpose and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or to the knowledge of CWHEQ, the threatening of any proceeding for that purpose. CWHEQ will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. Except as otherwise provided in Section 5(b) hereof, CWHEQ will not file prior to the termination of such Offering any amendment to the Registration Statement or any revision of or supplement to the Prospectus (other than any such amendment, revision or supplement which does not relate to the Notes) which shall be disapproved by the Underwriters after reasonable notice and review of such filing.

            (b) If, at any time when a statutory prospectus relating to the Notes is required to be delivered under the Act (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (ii) it shall be necessary to revise, amend or supplement the related Prospectus to comply with the Act or the rules and regulations of the Commission thereunder, CWHEQ promptly will notify each Underwriter and will, upon the request of any Underwriter, or may, after consultation with each Underwriter, prepare and file with the Commission a revision, amendment or supplement which will correct such statement or omission or effect such compliance, and furnish without charge to each Underwriter as many copies as such Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.



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            (c) If, at any time after the Start Date and prior to the Closing
      Date any event occurs as a result of which the Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or would conflict with the information in the Registration Statement, CWHEQ promptly will notify each Underwriter and will, upon the request of any Underwriter, or may, after consultation with each Underwriter, prepare and file with the Commission (as may be required under the Rules and Regulations) a revision, amendment or supplement which will correct such conflict, statement or omission, and furnish without charge to each Underwriter as many copies as such Underwriter may from time to time reasonably request of such revision, amendment or supplement.

            (d) CWHEQ will cause to be delivered to each Underwriter and counsel for the Underwriters an agreed upon procedures letter from KPMG LLP and/or Deloitte & Touche LLP:

            (i) as of the Start Date with respect to the issuing entity Free Writing Prospectus; and

            (ii) with respect to the Prospectus as provided in Section 6(i).

            (e) CWHEQ will furnish to each Underwriter and counsel to the Underwriters, without charge, conformed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus relating to the Notes is required under the Act, as many copies of the related Prospectus and any revisions or amendments thereof or supplements thereto as may be reasonably requested.



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            (f) CWHEQ will, as between itself and the Underwriters, pay all expenses incidental to the performance of its obligations under this Agreement, including without limitation (i) expenses of preparing, printing and reproducing the Registration Statement, the Disclosure Package, each Prospectus, the Transaction Documents and the Notes, (ii) the cost of delivering the Offered Notes to the Underwriters, insured to the Underwriters' reasonable satisfaction, (iii) the fees charged by securities rating services, if any, for rating the Notes, (iv) the fees and expenses of the Owner Trustee and the Indenture Trustee except for fees and expenses of Indenture Trustee's counsel which will be borne by the Indenture Trustee and (v) all other costs and expenses incidental to the performance by CWHEQ of CWHEQ's obligations hereunder which are not otherwise specifically provided for in this subsection. It is understood that, except as provided in this paragraph (f) and in Section 9 hereof, each Underwriter will pay all of its own expenses, including the fees of any counsel to such Underwriter.

            (g) So long as any Notes are outstanding, upon request of any Underwriter, CWHEQ will, or will cause the Master Servicer to, furnish to such Underwriter, as soon as available, a copy of (i) the annual statement of compliance delivered by the Master Servicer to the Indenture Trustee under the SSA, (ii) the annual independent public accountants' servicing report furnished to the Indenture Trustee pursuant to the SSA, (iii) each report of CWHEQ regarding the Notes filed with the Commission under the Exchange Act or mailed to the holders of the Notes and (iv) from time to time, such other information concerning the Notes which may be furnished by CWHEQ or the Master Servicer without undue expense and without violation of applicable law.



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            (h) CWHEQ will file ABS ICM of Preliminary Term Sheets (as such terms are defined in the Indemnification Agreement) furnished to CWHEQ by an Underwriter if required by the Act prior to the time of filing of the related Prospectus as provided in the Indemnification Agreement.

            (i) If by the third anniversary (the "Renewal Deadline") of the initial effective date of the Registration Statement, any of the Notes remain unsold by the Underwriters and the Underwriters have so notified CWHEQ in writing at least 90 days prior to the Renewal Deadline, CWHEQ will file, if it has not already done so and is eligible to do so, a new shelf registration statement relating to the Notes, in a form satisfactory to the Underwriters and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. CWHEQ will take all other action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the expired registration statement relating to the Notes. References herein to the Registration Statement shall include such new shelf registration statement.

            (j) CWHEQ will timely file all reports with respect to the issuing entity required to be filed under the Exchange Act.

            (k) CWHEQ shall cause any provider of credit enhancement for the Notes to cause their independent auditors to provide a consent to the incorporation of the auditors' report on the financial statements of such provider for filing with the Commission as required by its rules and regulations.

            6. Conditions to the Obligations of Underwriters. The obligation of each Underwriter to purchase the Offered Notes to be purchased by it shall be subject to the accuracy in all material respects of the representations and warranties on the part of CWHEQ contained herein as of the date hereof and as of the applicable Closing Date, to the accuracy of the statements of CWHEQ made in any officer's certificate pursuant to the provisions hereof, to the performance in all material respects by CWHEQ of its obligations hereunder and to the following additional conditions:

            (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted and be pending or shall have been threatened, and the related Prospectus shall have been filed or transmitted for filing with the Commission not later than required pursuant to the rules and regulations of the Commission.

            (b) CWHEQ shall have furnished to the Underwriters a certificate, dated the applicable Closing Date, of CWHEQ, signed by a vice president of CWHEQ, to the effect that the signer of such certificate has carefully examined the Registration Statement, the related Prospectus and this Agreement and that:

            (i) The representations and warranties of CWHEQ herein are true and correct in all material respects on and as of such Closing Date with the same effect as if made on and as of such Closing Date, and CWHEQ has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

            (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted and are pending or, to his knowledge, have been threatened as of such Closing Date; and

            (iii) Nothing has come to the attention of such person that would lead him to believe that the related Prospectus (other than any Computational Materials (as defined in the Indemnification Agreement) incorporated therein by reference) at the date thereof contained and at the date hereof contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c) The Sponsor shall have furnished to the Underwriters a certificate, dated the applicable Closing Date, of the Sponsor, signed by a vice president or an assistant vice president of the Sponsor, to the effect that (i) the signer of such certificate has carefully examined the related Prospectus and nothing has come to the attention of such person that would lead him to believe that such Prospectus contains any untrue statement of a material fact with respect to the Sponsor or the Mortgage Loans or omits to state any material fact with respect to the Sponsor or the Mortgage Loans necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) the Sponsor has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date under this Agreement, the Indemnification Agreement, and the Transaction Documents.

            (d) CWHEQ shall have furnished to you an opinion, dated the applicable Closing Date, of Sidley Austin LLP, special counsel to CWHEQ, to the effect that:

            (i) The Registration Statement and any amendments thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, the related Prospectus and each amendment or supplement thereto, as of their respective initial effective or issue dates other than the financial and statistical information contained therein, complied as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder;

            (ii) To the best knowledge of such counsel, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or such Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

            (iii) Assuming that the Indemnification Agreement and each Transaction Document to which CWHEQ, the Master Servicer or the Sponsor is a party have each been duly authorized, executed and delivered by the parties thereto, each constitutes a valid, legal and binding agreement of CWHEQ, the Master Servicer and of the Sponsor, as applicable, enforceable against CWHEQ, the Master Servicer or the Sponsor, as applicable, in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law and subject to limitations, with respect to the Indemnification Agreement, of public policy under applicable securities laws as to rights of indemnity and contribution thereunder;

            (iv) Assuming that the Notes have been duly and validly authorized, executed and authenticated in the manner contemplated in the Indenture and delivered and in the case of the Offered Notes paid for by the Underwriters as provided in this Agreement, the Notes will be validly issued and outstanding, will constitute the legal, valid and binding obligations of the issuing entity, enforceable in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency and similar laws affecting the rights of creditors generally and to general principles of equity, and will be entitled to the benefits and security afforded by the Indenture;

            (v) The Notes and the Transaction Documents conform in all material respects to the descriptions thereof contained in the related Prospectus;

            (vi) The statements in the Prospectus Supplement, under the headings "Material Federal Income Tax Consequences," "ERISA Considerations" and "Summary--Legal Investment," and in the Prospectus under "Material Federal Income Tax Consequences," "ERISA Considerations," and "Legal Investment" to the extent that they constitute matters of New York or federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects;

            (vii) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and the issuing entity is not required to be registered under the 1940 Act;

            (viii) The Transaction Documents create, for the benefit of the Indenture Trustee, acting under the Indenture for the benefit of the Holders of the Notes, a valid security interest under the Uniform Commercial Code (the "UCC") as in effect in the State of New York in all right, title and interest of the issuing entity in and to the Trust Estate and the proceeds thereof; and

            (ix) Each REMIC described in the Trust Agreement will qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), (b) the Offered Notes and the Class C Certificates will be treated as regular interests in the Master REMIC., and (c) the rights of the holders of the LIBOR Notes with respect to Basis Risk Carryforward will represent, for federal income tax purposes, contractual rights coupled with REMIC regular interests within the meaning of Treasury regulations ss.1.860G-2(i).

            Such counsel shall also state that nothing has come to its attention that would lead such counsel to believe that the Registration Statement, at the time it initially became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the applicable Prospectus Supplement, and on such Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no view as to (i) financial and statistical information contained therein or (ii) any description in the Prospectus of any third party providing credit enhancement to the Notes.

            Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to Transaction Documents. Such opinion may be qualified as an opinion only on the laws of the State of New York and the federal law of the United States. To the extent that such firm relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such firm that is delivered to the Underwriters.

            (e) CWHEQ shall have furnished to the Underwriters an opinion, dated the applicable Closing Date, of counsel to CWHEQ (who may be an employee of CWHEQ or of an affiliate of CWHEQ), to the effect that:

            (i) CWHEQ has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business in, and is in good standing as a foreign corporation under the laws of, the State of California.

            (ii) The Notes have been duly authorized by any necessary action of CWHEQ and, assuming execution, authentication and delivery in the manner contemplated in the Indenture, are validly issued and outstanding, and upon delivery by CWHEQ of the Offered Notes to be purchased by the Underwriters, the Underwriters will acquire such Notes free and clear of any lien, pledge, encumbrance or other security interest;

            (iii) The Transaction Documents to which CWHEQ is a party have been duly authorized, executed and delivered by CWHEQ;

            (iv) No consent, approval, authorization or order of any California or federal court or governmental agency or body or to the best of its knowledge of such counsel, any order or decree of any California or federal court is required for the consummation by CWHEQ of the transactions contemplated by the terms of the Indemnification Agreement or the Transaction Documents except such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Notes, any recordations of the assignment of the Mortgage Loans to the Indenture Trustee (to the extent such recordations are required pursuant to the Indenture) that have not yet been completed and such other approvals as have been obtained;

            (v) The sale of the Offered Notes to be purchased by the Underwriters pursuant to this Agreement and the consummation of any of the transactions contemplated by the terms of the Indemnification Agreement or the Transaction

      Documents to which CWHEQ is a party do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the certificate of incorporation of CWHEQ, or any indenture or other agreement or instrument to which CWHEQ is a party or by which it is bound, or any California or federal law, statute or regulation, applicable to CWHEQ or to the best knowledge of such counsel, an order or decree of any California or federal court, regulatory body, administrative agency or governmental body having jurisdiction over CWHEQ; and

            (vi) There are no legal or governmental actions, investigations or proceedings pending to which CWHEQ is a party, or, to the best knowledge of such counsel, threatened against CWHEQ, (A) asserting the invalidity of the Indemnification Agreement, the Notes or the Transaction Documents to which CWHEQ is a party, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by the Indemnification Agreement or the Transaction Documents to which CWHEQ is a party, (C) which might materially and adversely affect the performance by CWHEQ of its obligations under, or the validity or enforceability of the Indemnification Agreement, the Notes or the Transaction Documents to which CWHEQ is a party, or (D) seeking to affect adversely the federal income tax attributes of the Notes as described in the related Prospectus under the heading "Material Federal Income Tax Consequences." For purposes of the foregoing, such counsel may state that it has not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the legal department of CWHEQ a present intention to initiate such proceedings.

            Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than CWHEQ or its affiliates. Such opinion may be qualified as an opinion only on the laws of the States of Delaware and California and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

            (f) The Sponsor shall have furnished to the Underwriters an opinion, dated the applicable Closing Date, of counsel to the Sponsor (who may be an employee of the Sponsor), to the effect that:

            (i) The Sponsor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York;

            (ii) The Indemnification Agreement and each Transaction Document to which the Sponsor is a party have each been duly authorized, executed and delivered by the Sponsor;

            (iii) No consent, approval, authorization or order of any California or federal court or governmental agency or body or, to the best knowledge of such counsel, any order or decree of any California or federal court is required for the consummation by the Sponsor of the transactions contemplated by the terms of the Indemnification Agreement and each Transaction Document to which the Sponsor is a party except any such as may be required under the "blue sky" or state securities laws of any jurisdiction in connection with the offering, sale or acquisition of the Notes, any recordation of the assignment of the Mortgage Loans evidenced by the Notes to the Indenture Trustee (to the extent such recordations are required pursuant to the Indenture) that have not yet been completed and any approvals as have been obtained;

            (iv) The consummation of any of the transactions contemplated by the terms of the Indemnification Agreement and each Transaction Document to which the Sponsor is a party do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or bylaws of the Sponsor, or, to the best knowledge of such counsel, any indenture or other agreement or instrument to which the Sponsor is a party or by which it is bound, any California or federal law, statute or regulation, applicable to the Sponsor or, to the best knowledge of such counsel, any order or decree of any California or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Sponsor; and

            (v) There are no legal or governmental actions, investigations or proceedings pending to which the Sponsor is a party, or, to the best knowledge of such counsel, threatened against the Sponsor, (A) asserting the invalidity of the Indemnification Agreement or the Transaction Documents to which the Sponsor is a party or (B) which might materially and adversely affect the performance by the Sponsor of its obligations under, or the validity or enforceability of, the Indemnification Agreement or the Transaction Documents to which the Sponsor is a party. For purposes of the foregoing, such counsel may state that it has not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has manifested to the legal department of the Sponsor a present intention to initiate such proceedings.

            Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Transaction Documents. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Sponsor. Such opinion may be qualified as an opinion only on the laws of the State of California and the federal law of the United States. To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

            (g) Each party, if any, providing credit enhancement to the Notes shall have furnished to the Underwriters an opinion, dated the applicable Closing Date, of its counsel, with respect to the Registration Statement, the Prospectus, the Policy and such other related matters, in the form previously agreed to by such provider and the Underwriters.

            (h) The Underwriters shall have received from their counsel such opinion or opinions, dated the applicable Closing Date, with respect to the issuance and sale of the Notes, the Registration Statement and the Prospectus, and such other related matters as the Underwriters may reasonably require.

            (i) CWHEQ's independent accountants, KPMG LLP and/or Deloitte & Touche LLP, shall have furnished to the Underwriters a letter or letters addressed to the Underwriters and dated as of or prior to the date of first use of the applicable Prospectus Supplement in the form and reflecting the performance of the procedures previously agreed to by CWHEQ and the Underwriters.

            (j) Subsequent to the date of the applicable Terms Agreement, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of CWHEQ or any of its affiliates which in your reasonable judgment materially impairs the investment quality of the Offered Notes so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Offered Notes as contemplated by the related Prospectus.

            (k) The Notes shall be rated not lower than the required ratings set forth under the heading "Ratings" in the related Prospectus Supplement, such ratings shall not have been rescinded and no public announcement shall have been made that any such required rating of the Offered Notes has been placed under review (otherwise than for possible upgrading).

            (l) The Underwriters shall have received copies of any opinions of counsel to CWHEQ supplied to the rating organizations, the Loan Insurer or the Indenture Trustee, relating to certain matters with respect to the Notes. Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters addressed to the Underwriters.

            (m) The Underwriters shall have received a copy of the opinions of Richards, Layton & Finger, counsel for the Owner Trustee, dated the Closing Date, addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters or accompanied by reliance letters addressed to the Underwriters.

            (n) The Indenture Trustee, shall have furnished to the Underwriters an opinion dated the applicable Closing Date, of counsel to the Indenture Trustee (who may be an employee of the Indenture Trustee), in form and substance satisfactory to the Underwriters and their counsel.

            (o) CWHEQ shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel.

            (p) As of the applicable Closing Date, each of the Indemnification Agreement and the applicable Transaction Documents will have been duly authorized, executed and delivered by, and will constitute a legal, valid and binding obligation of CWHEQ, the Master Servicer and the Sponsor, as applicable, enforceable against such parties in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and as to enforceability, to general principles of equity (regardless of which enforcement is sought in a proceeding in equity or at law) and subject to limitations of public policy under applicable securities laws as to rights of indemnity and contribution thereunder.

            (q) As of the Closing Date, the Policy shall have been issued by the Loan Insurer and shall have been duly authenticated by an authorized agent of the Loan Insurer, if so required under applicable state law or regulations.

            (r) No default, Event of Default or event which with the passage of time, the giving of notice or both would be an Event of Default under the Indenture shall have occurred. No Event of Servicing Termination or event which with the passage of time, the giving of notice or both would be an Event under the SSA shall have occurred.

            (s) Any of the opinions, officers certificates or letters required to be delivered and dated on a Closing Date may consist of such documents issued in connection with a prior closing accompanied by reliance letters addressed to the Underwriters and confirming that the Underwriters for an Offering may rely on such documents and that the conclusions therein expressed are true and correct as of the applicable Closing Date, not the date of original issuance.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, this Agreement and all obligations of an Underwriter hereunder with respect to a particular Offering may be canceled at, or at any time prior to, the related Closing Date by such Underwriter. Notice of such cancellation shall be given to CWHEQ in writing, or by telephone or telegraph confirmed in writing.

            7. Termination. This Agreement shall be subject to termination with respect to a particular Offering in the related Underwriters' absolute discretion, by notice given to CWHEQ prior to delivery of and payment for the related Offered Notes, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets is such as to make it, in the applicable Underwriters' judgment after consultation with CWHEQ, impracticable to market the Offered Notes on the terms specified in this Agreement.

            8. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of CWHEQ and its officers and of each Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or CWHEQ, and will survive delivery of and payment for the related Offered Notes. The provisions of Section 5(f) and Section 9 hereof shall survive the termination or cancellation of this Agreement.

            9. Reimbursement of Underwriter Expenses. If for any reason, other than default by any Underwriter in its obligation to purchase the Offered Notes or termination by any Underwriter pursuant to Section 7 hereof, the Offered Notes are not delivered by or on behalf of CWHEQ as provided herein, CWHEQ will reimburse each applicable Underwriter for all out-of-pocket expenses of such Underwriter, including reasonable fees and disbursements of its counsel, reasonably incurred by such Underwriter in making preparations for the purchase, sale and delivery of the Offered Notes, but CWHEQ shall then be under no further liability to any Underwriter with respect to the related Offered Notes, except as provided in Section 5(f) hereof.

            10. Default by an Underwriter. If any one or more of the Underwriters for an Offering shall fail to purchase and pay for any of the Offered Notes agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters for that Offering shall be obligated severally to take up and pay for (in the respective proportions which the aggregate principal amount of all the related Offered Notes of the various Classes set forth opposite their names in the applicable Terms Agreement bears to the aggregate principal amount of all of the Offered Notes of the various Classes set forth opposite the name of all the remaining Underwriters) the Offered Notes that the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Offered Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of all of the

Offered Notes set forth in the applicable Terms Agreement, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Offered Notes, and if such nondefaulting Underwriters do not purchase all the Offered Notes, this Agreement will terminate without liability to any nondefaulting Underwriter or CWHEQ. In the event of a default by any Underwriter for an Offering as set forth in this
Section 10, the related Closing Date shall be postponed for such period, not exceeding seven days, as the nondefaulting Underwriters for that Offering shall determine in order that required changes in the Registration Statement and the related Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to CWHEQ and to any nondefaulting Underwriter for damages occasioned by its defaulting hereunder.

            11. Persons Entitled to the Benefit of this Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters and CWHEQ, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriters within the meaning of Section 15 of the Securities Act, and for the benefit of directors of CWHEQ, officers of CWHEQ who have signed the Registration Statement and any person controlling CWHEQ within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws provision thereof.

            13. Miscellaneous. Time shall be of the essence of this Agreement. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof, other than the Indemnification Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

            14. Notices. All communications hereunder shall be in writing and effective only on receipt and, if sent to an Underwriter, shall be delivered to the address specified on the signature page of the applicable Terms Agreement, or if sent to CWHEQ, shall be delivered to 4500 Park Granada, M.S. CH-143, Calabasas, California 91302, attention of Deputy General Counsel for Corporate Finance.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this Agreement and your acceptance shall represent a binding agreement by and among CWHEQ and each Underwriter on _______, 200_ relating to CWHEQ Revolving Home Equity Loan Trust, Series 200_-_, Revolving Home Equity Loan Asset Backed Notes, Series 200_-_.

                                             Very truly yours,

                                             CWHEQ, INC.

                                             By:___________________________

                                                   Name:
                                                   Title:

The foregoing Agreement is
hereby confirmed and accepted.

COUNTRYWIDE SECURITIES CORPORATION



By:____________________________
Name:
Title:
Address:

                                                                     EXHIBIT A

                                  CWHEQ, INC.
      Revolving Home Equity Loan Trust Asset Backed Notes, Series 200_-_
                                TERMS AGREEMENT
                                ---------------
                          (to Underwriting Agreement,
                              dated _______, 200_
                             among CWHEQ, Inc. and
                               the Underwriters)

CWHEQ, Inc.                                                     ________, 200_
4500 Park Granada
Calabasas, California  91302

This letter supplements and modifies the above-captioned Underwriting Agreement (the "Underwriting Agreement") with respect to the above-captioned securities solely as the Underwriting Agreement relates to the purchase and sale of the Offered Notes described below. Each of the undersigned Underwriters agrees to be bound by the terms and provisions of the Underwriting Agreement as supplemented and modified by this Terms Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Underwriting Agreement, unless the context clearly indicates otherwise.

Section 1.  The Notes: The Offered Notes hereunder are as follows:

(a) Classes: The Classes of Notes that constitute "Offered Notes" are listed below:

                     Principal         Pass-Through        Class Purchase
      Class           Balance              Rate           Price Percentage
      -----           -------              ----           ----------------

Each of the undersigned Underwriters agrees, severally and not jointly, subject to the terms and provisions herein and of the Underwriting Agreement, to purchase the principal balances of the Classes of the Offered Notes specified beneath its name below.


     Class
     -----







(b) The Offered Notes shall have such other characteristics as described in the related Prospectus.

(c)   The "Closing Date" is [_______] [__], 200[_].

Section 2. Purchase Price: The Purchase Price for each Class of the Offered Notes shall be the Class Purchase Price Percentage therefor (as set forth in Section 1(a) above) of the initial class principal balance thereof [plus accrued interest at the applicable interest rate per annum of each such Class from and including the Cut-off Date up to, but not including, the Closing Date].

Section 3. Indemnification Agreement: By its execution of this Terms Agreement, each of the undersigned Underwriters agrees to be bound by the Indemnification Agreement dated [_______] [__], 200[_].

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement between each of the undersigned Underwriters and CWHEQ, Inc.


                                    Very truly yours,


                                    [COUNTRYWIDE SECURITIES CORPORATION]


                                    By: ______________________________
                                    Name:
                                    Title:




The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

CWHEQ, INC.


By:      _________________________
Name:
Title: